Exhibit 10.15

                              LETTER OF CREDIT NOTE

$1,800,000.00                                                     New Castle, PA
                                                                    May 21, 2004

      FOR VALUE RECEIVED, the undersigned, INTERNATIONAL PLASTICS AND EQUIPMENT CORP., a Pennsylvania corporation with an address of RD#3 Box 7-A, New Castle, PA 16103 ("Borrower") hereby promises to pay to the order of SKY BANK, an Ohio banking institution, with an address of 101 East Washington Street, New Castle, Pennsylvania 16101 ("Bank"), pursuant to the terms of that certain Letter of Credit and Reimbursement Agreement dated of even date herewith among Borrower and Bank (the "Reimbursement Agreement") the lesser of (i) ONE MILLION EIGHT HUNDRED THOUSAND AND 00/100 DOLLARS ($1,800,000.00), and (ii) the aggregate unpaid principal amount of all Loans (as defined in the Reimbursement Agreement) made by or on behalf of Bank under the Reimbursement Agreement and the Letter of Credit (as defined in the Reimbursement Agreement). Borrower hereby further promises to pay to the order of Bank interest on any unpaid principal amount of this Note from time to time outstanding at the rate or rates per annum determined pursuant to Article II of, or as otherwise provided in, the Reimbursement Agreement, and with such amount being payable on the dates set forth in Article II of, or as otherwise provided in, the Reimbursement Agreement.

      All payments to be made in respect of principal, interest, or other amounts due from Borrower under this Letter of Credit Note shall be payable at 12:00 noon, New Castle, PA time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action therefor shall immediately accrue. All such payments shall be made to Bank at its designated office located at 101 East Washington Street, New Castle, Pennsylvania 16101, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature.

      Except as otherwise provided in the Reimbursement Agreement, if any payment of principal or interest under this Letter of Credit Note shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment.

      In the event of a conflict between the terms of this Letter of Credit Note and the Reimbursement Agreement, the Reimbursement Agreement shall control.

      This Letter of Credit Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of laws thereof. Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where Bank's offices are located; provided that nothing contained in this Letter of Credit Note will prevent Bank from bringing any action, enforcing any award or judgment or exercising any rights against Borrower, against any security or against any property of Borrower within any other county, state or other

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foreign or domestic jurisdiction. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Letter of Credit Note.

      This Letter of Credit Note will be binding upon and inure to the benefit of Borrower and Bank and their respective successors and assigns; provided, however, that Borrower may not assign this Letter of Credit Note in whole or in part without Bank's prior written consent and Bank at any time may assign this Letter of Credit Note in whole or in part.

      BORROWER HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH BORROWER OR ITS SUCCESSORS OR ASSIGNS IS A PARTY AS TO ALL MATTERS AND THINGS ARISING OUT OF OR RELATING TO THIS LETTER OF CREDIT NOTE.

      WARRANT OF ATTORNEY TO CONFESS JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, UPON AN EVENT OF DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST SUCH BORROWER FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS LETTER OF CREDIT NOTE, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000), ADDED FOR ATTORNEYS' COLLECTION FEES. NOTWITHSTANDING THE ATTORNEY'S COMMISSION PROVIDED FOR IN THE PRECEDING SENTENCE (WHICH IS INCLUDED IN THE WARRANT FOR PURPOSES OF ESTABLISHING A SUM CERTAIN), THE AMOUNT OF ATTORNEYS' FEES THAT THE BANK MAY RECOVER FROM BORROWER SHALL NOT EXCEED THE ACTUAL ATTORNEYS' FEES INCURRED BY THE BANK. TO THE EXTENT PERMITTED BY LAW, BORROWER RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS LETTER OF CREDIT NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF THE HOLDER OF THIS LETTER OF CREDIT NOTE SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL LETTER OF CREDIT NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS THE HOLDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS LETTER OF CREDIT NOTE SHALL BE A SUFFICIENT WARRANT THEREFOR. THE HOLDER HEREOF MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY REASON, HOLDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR ANY PART OR


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ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL
CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

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      BORROWER EXPRESSLY ACKNOWLEDGES THAT THIS IS A COMMERCIAL TRANSACTION,
THAT THE FOREGOING PROVISIONS FOR WAIVER OF JURY TRIAL AND CONFESSION OF
JUDGMENT HAVE BEEN READ, UNDERSTOOD AND VOLUNTARILY AGREED TO BY BORROWER AND THAT BY AGREEING TO SUCH PROVISIONS BORROWER IS WAIVING IMPORTANT LEGAL RIGHTS, INCLUDING ANY RIGHT TO NOTICE OR A HEARING WHICH MIGHT OTHERWISE BE REQUIRED BEFORE ENTRY OF JUDGMENT HEREUNDER, THE EXECUTION ON ANY SUCH JUDGMENT OR THE SEIZING OF BORROWER'S PROPERTY IN CONNECTION WITH ANY SUCH EXECUTION.
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      IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower, by its duly authorized officer(s), has executed, issued and delivered this Letter of Credit Note in New Castle, PA on the day and year written above.

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WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.
IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT
YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
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WITNESS:                                INTERNATIONAL PLASTICS & EQUIPMENT CORP.


______________________________          By: Joseph Giordano, Jr

                                        Name: Joseph Giordano, Jr

                                        Title: President


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